Exhibit 99.1

Thomas Properties Group, Inc.

Supplemental Financial Information

For the Second Quarter 2006

Thomas Properties Group, Inc.

Supplemental Financial Information

For the Second Quarter 2006

TABLE OF CONTENTS

Corporate
Company Background	2
Quarterly Highlights	3

Supplemental Financial Information
Operating and Financial Information	4
Consolidated Statements of Operations	5
Consolidated Balance Sheets	6
Unconsolidated Real Estate Entities Statements of Operations	7
Unconsolidated Real Estate Entities Balance Sheets	8
Pro-Rata Consolidated Statements of Operations	9
Pro-Rata Consolidated Balance Sheet	11
Earnings Before Depreciation, Amortization and Deferred Taxes	12
After Tax Cash Flow	14
Investment Advisory, Management, Leasing, and Development Services	16
Portfolio Data	17
Debt Summary	20
Capital Structure	22
Other Information	23

This supplemental financial information, together with other statements and information publicly disseminated by Thomas Properties Group, Inc., contains forward looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements reflect management’s current views with respect to financial results related to future events. Such statements are also based on assumptions and expectations which may not be realized and are inherently subject to risks and uncertainties, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Future events and actual results, financial or otherwise, may differ from the results discussed in the forward-looking statements. A discussion of some of the factors that may affect our future results is set forth under the captions “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in our Form 10-K and Form 10-Qs that we file with the SEC.

Thomas Properties Group, Inc.

Supplemental Financial Information

COMPANY BACKGROUND

Thomas Properties Group, Inc. (TPGI) is a full-service real estate operating company that owns, acquires, develops and manages office, retail and multi-family properties on a nationwide basis. We are the successor company to Thomas Properties Group, LLC and its affiliates (TPGI Predecessor). TPGI Predecessor was founded in 1996 by our Chairman, Chief Executive Officer and President, Mr. James A. Thomas.

Our properties are located in Southern California and Sacramento, California; Philadelphia, Pennsylvania; Northern Virginia; Houston, Texas; and Austin, Texas. As of June 30, 2006, we own interests in and asset manage 14 operating properties with 9.3 million rentable square feet and provide asset and/or property management services on behalf of third parties for an additional five operating properties with 2.6 million rentable square feet. We also own, hold interests in or have the ability to develop land suitable for the development of approximately 6.3 million rentable square feet of space.

Thomas Properties Group, Inc.

Supplemental Financial Information

QUARTERLY HIGHLIGHTS

On April 27, 2006, TPG/CalSTRS, LLC, a joint venture between Thomas Properties Group, L.P. (our operating partnership, a subsidiary of TPGI) and the California State Teachers’ Retirement System (“CalSTRS”) completed the sale of Valley Square Office Park located in suburban Philadelphia. The property was sold for $42.5 million and a portion of the proceeds from the sale were used to repay the $30.3 million mortgage debt of the property. Our operating partnership realized a gain of approximately $2.1 million.

On June 15, 2006, TPG/CalSTRS, LLC completed the acquisition of a four-building, 1.5 million square foot campus located in suburban Houston from BMC Software, Inc. The transaction also included 24 acres of adjacent developable land. The aggregate purchase price was $295.0 million. The acquisition and closing costs were funded with $203.4 million of mortgage financing proceeds and $96.6 million of equity provided by TPG/CalSTRS, LLC. Of the total equity, we provided $24.2 million and CalSTRS provided $72.4 million. The mortgages consist of a ten-year $121.0 million loan bearing interest at a fixed rate of 6.16% per annum, and a two-year $82.4 million loan bearing interest at LIBOR plus 1.25% per annum, with three one-year extension options.

Thomas Properties Group, Inc.

Supplemental Financial Information

OPERATING AND FINANCIAL INFORMATION

Supplemental Financial Measures

This supplemental financial information includes certain financial measures prepared in accordance with generally accepted accounting principles in the United States (“GAAP”) under the full consolidation accounting method, and certain financial measures prepared in accordance with the pro-rata consolidation method (non-GAAP). Along with net income, we use two additional measures, Earnings before Depreciation, Amortization and Deferred Taxes (“EBDT”) and After Tax Cash Flow (“ATCF”), to report operating results. EBDT and ATCF are non-GAAP financial measures and may not be directly comparable to similarly-titled measures reported by other companies. We believe the financial measures presented under the pro-rata consolidation method provide supplemental information helpful to an understanding of our results of operations. Although these financial measures are not presented in accordance with GAAP, we believe these measures assist investors in understanding our business and operating results. We believe this information provides useful supplemental data regarding the underlying economics of our business operations because operating results presented under GAAP may include items that are nonrecurring or not necessarily relevant to ongoing operations, or be difficult to forecast for future periods. Management uses these non-GAAP financial measures to review our company’s operating results for comparative purposes with respect to previous periods or forecasts, and also to evaluate future prospects. Our investors can also use these non-GAAP financial measures as supplementary information to evaluate operating performance. Our non-GAAP financial measures are not intended to be performance measures that should be regarded as alternatives to, or more meaningful than, our GAAP financial measures. Non-GAAP financial measures have limitations as they do not include all items of income and expense that affect our operations, and accordingly should always be considered as supplemental to our financial results presented in accordance with GAAP.

Pro-Rata Consolidated Statements of Operations and Pro-Rata Consolidated Balance Sheet

Included are pro-rata consolidated statements of operations for the three and six months ended June 30, 2006 and 2005, as well as a pro-rata consolidated balance sheet as of June 30, 2006 and December 31, 2005, because we believe this information is useful to investors as this method reflects the manner in which we operate our business, and provides more detailed information regarding the operations of the unconsolidated investments. We have made investments in which our economic ownership is less than 100% as a means of procuring additional investment opportunities and sharing risk. A significant amount of our business activity has and will continue to be conducted through our unconsolidated investments. Under GAAP, these investments are not consolidated in our financial statements. Under the pro-rata consolidation method, we present the results of our investments proportionate to our share of ownership. Our management considers the performance of our unconsolidated investments both individually and as a contributing factor to our operating performance for purposes of financial planning and making operating decisions. We believe this presentation of the performance of our unconsolidated investments is helpful to investors in understanding and evaluating our current operating performance as well as for purposes of period-to-period comparisons. We provide reconciliations from the full consolidation method to the pro-rata consolidation method in this supplemental financial information.

Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) and After Tax Cash Flow (ATCF)

EBDT and ATCF are non-GAAP financial measures and may not be directly comparable to similarly-titled measures reported by other companies. We believe the financial measures presented under the pro-rata consolidation method provide supplemental information helpful to an understanding of our results of operations. Although these financial measures are not presented in accordance with GAAP, we believe these measures assist investors in understanding our business and operating results. EBDT and ATCF reflect operating performance results for our company that assist management in evaluating trends for comparative and planning purposes. However our non-GAAP financial measures are not intended to be regarded as alternatives to, or more meaningful than, our GAAP financial measures.

We believe that EBDT and ATCF, along with net income (loss), provide additional information about our operations and are helpful in understanding our operating results. See pages 12-13 for a discussion of EBDT and a reconciliation of EBDT to net income (loss) and pages 14-15 for a discussion of ATCF and a reconciliation of ATCF to net income (loss).

Thomas Properties Group, Inc.

Supplemental Financial Information

CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except share and per share data)

(unaudited)

	Three months ended June 30,		Six months ended June 30,
	2006	2005	2006	2005
Revenues:
Rental	$8,340	$8,273	$16,635	$16,553
Tenant reimbursements	4,649	4,668	9,542	9,582
Parking and other	1,318	953	2,215	2,396
Investment advisory, management, leasing, and development services	2,369	1,084	3,783	2,453
Investment advisory, management, leasing, and development services - unconsolidated real estate entities	4,166	1,610	6,339	3,237

Total revenues	20,842	16,588	38,514	34,221

Expenses:
Rental property operating and maintenance	3,849	3,710	8,177	7,644
Real estate taxes	1,463	1,433	2,919	2,892
Investment advisory, management, leasing, and development services	2,301	1,817	4,104	3,790
Rent - unconsolidated real estate entities	57	59	115	117
Interest	5,272	4,941	10,759	11,253
Depreciation and amortization	3,300	3,110	6,405	6,427
General and administrative	4,992	2,584	8,266	5,065

Total expenses	21,234	17,654	40,745	37,188

Gain on purchase of other secured loan	—	25,776	—	25,776
Loss from early extinguishment of debt	—	—	(360)	—
Interest income	597	304	1,273	721
Equity in net loss of unconsolidated real estate entities	(3,814)	(2,410)	(9,604)	(3,738)
Minority interests - unitholders in the Operating Partnership	1,973	(12,167)	6,176	(10,656)
Minority interests in consolidated real estate entities	—	33	(524)	33

(Loss) income before benefit for income taxes	(1,636)	10,470	(5,270)	9,169
Benefit (provision) for income taxes	652	(4,404)	2,081	(3,879)

Net (loss) income	$(984)	$6,066	$(3,189)	$5,290

Basic (loss) earnings per share	$(0.07)	$0.42	$(0.22)	$0.37
Diluted (loss) earnings per share	(0.07)	0.42	(0.22)	0.37

Weighted average common shares - basic	14,332,397	14,297,909	14,328,162	14,295,339
Weighted average common shares - diluted	14,332,397	14,301,017	14,328,162	14,301,151

Thomas Properties Group, Inc.

Supplemental Financial Information

CONSOLIDATED BALANCE SHEETS

(in thousands)

(unaudited)

	June 30, 2006	December 31, 2005
ASSETS
Investments in real estate	$416,991	$409,735
Less accumulated depreciation	(109,094)	(104,325)

	307,897	305,410
Investment in real estate - development property held for sale	7,805	7,751

	315,702	313,161
Investments in unconsolidated real estate entities	58,389	41,124
Cash and cash equivalents	29,037	63,915
Restricted cash	9,411	15,511
Rents and other receivables, net	1,988	1,804
Receivables - unconsolidated real estate entities	2,604	3,335
Deferred rents	20,359	23,111
Deferred leasing and loan costs, net	15,450	16,173
Deferred tax asset	41,521	39,440
Other assets	7,733	4,313

Total assets	$502,194	$521,887

LIABILITIES AND STOCKHOLDERS’ EQUITY
Mortgage, other secured, and unsecured loans	$320,834	$325,179
Accounts payable and other liabilities	9,169	13,545
Dividends and distributions payable	1,916	1,905
Prepaid rent	3,764	3,753

Total liabilities	335,683	344,382

Minority interests:
Unitholders in the Operating Partnership	68,232	74,099
Minority interests in consolidated real estate entities	—	26

Total minority interests	68,232	74,125

Common stock	144	143
Limited voting stock	167	167
Additional paid-in capital	106,266	106,713
Retained deficit and dividends	(8,298)	(3,379)
Unearned compensation, net	—	(264)

Total stockholders’ equity	98,279	103,380

Total liabilities and stockholders’ equity	$502,194	$521,887

Thomas Properties Group, Inc.

Supplemental Financial Information

UNCONSOLIDATED REAL ESTATE ENTITIES STATEMENTS OF OPERATIONS

(in thousands)

(unaudited)

The following are the statements of operations of the unconsolidated real estate entities for the three and six months ended June 30, 2006 and 2005. See list of unconsolidated entities on page 17.

	Three months ended June 30,		Six months ended June 30,
	2006	2005	2006	2005
Revenues:
Rental	$23,360	$12,679	$45,373	$22,969
Tenant reimbursements	2,550	1,509	4,694	2,852
Parking and other	5,708	1,969	8,959	3,896

Total revenues	31,618	16,157	59,026	29,717

Expenses:
Rental property operating and maintenance	15,179	8,697	29,481	17,071
Real estate taxes	3,604	1,539	6,870	2,828
Interest	12,641	6,179	23,507	10,592
Depreciation and amortization	14,668	5,572	27,207	9,372

Total expenses	46,092	21,987	87,065	39,863

Loss continuing operations	(14,474)	(5,830)	(28,039)	(10,146)
Minority interest	1,647	2,266	2,353	4,029
Income (loss) from discontinued operations	6,140	(671)	6,328	(880)

Net loss	$(6,687)	$(4,235)	$(19,358)	$(6,997)

Thomas Properties Group, Inc.

Supplemental Financial Information

UNCONSOLIDATED REAL ESTATE ENTITIES BALANCE SHEETS

(in thousands)

(unaudited)

The following are the balance sheets of the unconsolidated real estate entities as of June 30, 2006 and December 31, 2005. See list of unconsolidated entities on page 17.

	June 30, 2006	December 31, 2005
ASSETS
Investments in real estate	$976,415	$746,551
Cash and cash equivalents	11,542	5,810
Restricted cash	41,975	32,308
Rents, deferred rents and other receivables, net	27,420	21,246
Deferred charges and other assets, net	155,715	102,142

Total assets	$1,213,067	$908,057

LIABILITIES AND OWNERS’ EQUITY
Mortgage, other secured, and unsecured loans	$887,280	$678,319
Accounts and interest payable and other liabilities	71,474	60,566

Total liabilities	958,754	738,885

Owners’ equity	254,313	169,172

Total liabilities and owners’ equity	$1,213,067	$908,057

Thomas Properties Group, Inc.

Supplemental Financial Information

PRO-RATA CONSOLIDATED STATEMENTS OF OPERATIONS (Non-GAAP)

(in thousands)

(unaudited)

The following are the pro-rata consolidated statements of operations of TPGI for the three and six months ended June 30, 2006 and 2005, including a reconciliation from the consolidated statements of operations to the pro-rata consolidated statements of operations.

	For the three months ended June 30, 2006			For the three months ended June 30, 2005
	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata
Revenues:
Rental	$8,340	$6,033	$14,373	$8,273	$3,560	$11,833
Tenant reimbursements	4,649	588	5,237	4,668	331	4,999
Parking and other	1,318	1,366	2,684	953	388	1,341
Investment advisory, management, leasing, and development services	2,369	—	2,369	1,084	—	1,084
Investment advisory, management, leasing, and development services - unconsolidated real estate entities	4,166	—	4,166	1,610	—	1,610

Total revenues	20,842	7,987	28,829	16,588	4,279	20,867

Expenses:
Rental property operating and maintenance	3,849	3,803	7,652	3,569	2,097	5,666
Real estate taxes	1,463	867	2,330	1,433	380	1,813
Investment advisory, management, leasing, and development services	2,301	—	2,301	2,317	—	2,317
Rent - unconsolidated real estate entities	57	—	57	59	—	59
Interest	5,272	3,044	8,316	4,941	1,546	6,487
Depreciation and amortization	3,300	6,269	9,569	3,110	2,666	5,776
General and administrative	4,992	—	4,992	2,225	—	2,225

Total expenses	21,234	13,983	35,217	17,654	6,689	24,343

Gain on purchase of other secured loan	—	—	—	25,776	—	25,776
Interest income	597	—	597	304	—	304
Equity in net loss of unconsolidated real estate entities	(3,814)	3,814	—	(2,410)	2,410	—
Minority interests - unitholders in the Operating Partnership	1,973	—	1,973	(12,167)	—	(12,167)
Minority interests in consolidated real estate entities	—	—	—	33	—	33

(Loss) income before income from discontinued operations and benefit (provision) for income taxes	(1,636)	(2,182)	(3,818)	10,470	—	10,470
Income from discontinued operations	—	2,182	2,182	—	—	—

(Loss) income before benefit for income taxes	(1,636)	—	(1,636)	10,470	—	10,470
Benefit (provision) for income taxes	652	—	652	(4,404)	—	(4,404)

Net (loss) income	$(984)	$—	$(984)	$6,066	$—	$6,066

Thomas Properties Group, Inc.

Supplemental Financial Information

PRO-RATA CONSOLIDATED STATEMENTS OF OPERATIONS (Non-GAAP) – continued

(in thousands)

(unaudited)

	For the six months ended June 30, 2006			For the six months ended June 30, 2005
	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata
Revenues:
Rental	$16,635	$12,035	$28,670	$16,553	$6,296	$22,849
Tenant reimbursements	9,542	1,175	10,717	9,582	624	10,206
Parking and other	2,215	2,281	4,496	2,396	798	3,194
Investment advisory, management, leasing, and development services	3,783	—	3,783	2,453	—	2,453
Investment advisory, management, leasing, and development services - unconsolidated real estate entities	6,339	—	6,339	3,237	—	3,237

Total revenues	38,514	15,491	54,005	34,221	7,718	41,939

Expenses:
Rental property operating and maintenance	8,177	7,570	15,747	7,644	4,004	11,648
Real estate taxes	2,919	1,727	4,646	2,892	698	3,590
Investment advisory, management, leasing, and development services	4,104	—	4,104	3,790	—	3,790
Rent - unconsolidated real estate entities	115	—	115	117	—	117
Interest	10,759	6,027	16,786	11,253	2,635	13,888
Depreciation and amortization	6,405	12,017	18,422	6,427	4,119	10,546
General and administrative	8,266	—	8,266	5,065	—	5,065

Total expenses	40,745	27,341	68,086	37,188	11,456	48,644

Gain on purchase of other secured loan	—	—	—	25,776	—	25,776
Loss from early extinguishment of debt	(360)	—	(360)	—	—	—
Interest income	1,273	—	1,273	721	—	721
Equity in net loss of unconsolidated real estate entities	(9,604)	9,604	—	(3,738)	3,738	—
Minority interests - unitholders in the Operating Partnership	6,176	—	6,176	(10,656)	—	(10,656)
Minority interests in consolidated real estate entities	(524)	—	(524)	33	—	33

(Loss) income before income from discontinued operations and benefit (provision) for income taxes	(5,270)	(2,246)	(7,516)	9,169	—	9,169
Income from discontinued operations	—	2,246	2,246	—	—	—

(Loss) income before benefit for income taxes	(5,270)	—	(5,270)	9,169	—	9,169
Benefit (provision) for income taxes	2,081	—	2,081	(3,879)	—	(3,879)

Net (loss) income	$(3,189)	$—	$(3,189)	$5,290	$—	$5,290

Thomas Properties Group, Inc.

Supplemental Financial Information

PRO-RATA CONSOLIDATED BALANCE SHEET (Non-GAAP)

(in thousands)

(unaudited)

The following is the pro-rata consolidated balance sheet of TPGI as of June 30, 2006 and December 31, 2005, including reconciliations from the consolidated balance sheets to the pro-rata consolidated balance sheets.

	June 30, 2006			December 31, 2005
	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata
ASSETS
Investments in real estate, net	$315,702	$235,407	$551,109	$313,161	$178,749	$491,910
Investments in unconsolidated real estate entities	58,389	(58,389)	—	41,124	(41,124)	—
Cash and cash equivalents	29,037	2,833	31,870	63,915	1,413	65,328
Restricted cash	9,411	11,792	21,203	15,511	7,696	23,207
Rents, deferred rents and other receivables, net	24,951	6,905	31,856	28,250	4,734	32,984
Deferred charges and other assets, net	64,704	38,871	103,575	59,926	28,023	87,949

Total assets	$502,194	$237,419	$739,613	$521,887	$179,491	$701,378

LIABILITIES AND STOCKHOLDERS’ EQUITY
Mortgage, other secured, and unsecured loans	$320,834	$215,127	$535,961	$325,179	$163,926	$489,105
Accounts payable, dividends and distributions payable, and other liabilities	14,849	22,292	37,141	19,203	15,565	34,768

Total liabilities	335,683	237,419	573,102	344,382	179,491	523,873

Minority interests	68,232	—	68,232	74,125	—	74,125
Total stockholders’ equity	98,279	—	98,279	103,380	—	103,380

Total liabilities and stockholders’ equity	$502,194	$237,419	$739,613	$521,887	$179,491	$701,378

Thomas Properties Group, Inc.

Supplemental Financial Information

EARNINGS BEFORE DEPRECIATION, AMORTIZATION AND DEFERRED TAXES (EBDT) (Non-GAAP)

(in thousands, except share and per share data)

(unaudited)

The Company uses EBDT as a supplemental performance measure because EBDT excludes the following items: i) deferred income tax expense (benefit); ii) minority interests; iii) non-cash charges for depreciation and amortization; and iv) amortization of loan costs. EBDT provides a performance measure that, when compared year over year, reflects the impact to operations from changes to occupancy rates, rental rates, operating costs, development and redevelopment activities, general and administrative expenses, and interest costs, and provides perspective on operating performance not immediately apparent from net income. EBDT also assists management in identifying trends for purposes of financial planning and forecasting results. However, the usefulness of EBDT as a performance measure is limited and EBDT should be considered only as a supplement to net income as a measure of our performance. EBDT should not be used as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs. EBDT also should not be used as a supplement to or substitute for cash flow from operating activities (computed in accordance with GAAP) or as an alternative to net income (loss) as an indicator of our operating performance.

Reconciliation of Net Income (Loss) to EBDT:

	For the three months ended June 30, 2006			For the three months ended June 30, 2005
	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata
Net (loss) income	$(984)	$—	$(984)	$6,066	$—	$6,066
Deferred income tax (benefit) expense	(652)	—	(652)	4,404	—	4,404
Minority interests	(1,973)	—	(1,973)	12,134	—	12,134
Depreciation and amortization	3,300	6,269	9,569	3,110	2,666	5,776
Amortization of loan costs	89	318	407	176	176	352

EBDT	$(220)	$6,587	$6,367	$25,890	$2,842	$28,732

TPGI share of EBDT (1)	$(100)	$2,985	$2,885	$11,974	$1,314	$13,289

EBDT per share – basic			$0.20			$0.93

EBDT per share – diluted			$0.20			$0.93

Weighted average common shares outstanding - basic			14,332,397			14,297,909

Weighted average common shares outstanding - diluted			14,347,971			14,301,017

(1)	Based on an interest in our operating partnership of 45.3% and 46.3% for the three months ended June 30, 2006 and 2005, respectively.

Thomas Properties Group, Inc.

Supplemental Financial Information

EARNINGS BEFORE DEPRECIATION, AMORTIZATION AND DEFERRED TAXES (EBDT) (Non-GAAP) – continued

(in thousands, except share and per share data)

(unaudited)

	For the six months ended June 30, 2006			For the six months ended June 30, 2005
	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata
Net (loss) income	$(3,189)	$—	$(3,189)	$5,290	$—	$5,290
Deferred income tax (benefit) expense	(2,081)	—	(2,081)	3,879	—	3,879
Minority interests	(5,652)	—	(5,652)	10,623	—	10,623
Depreciation and amortization	6,405	12,017	18,422	6,427	4,119	10,546
Amortization of loan costs	261	610	871	351	323	674

EBDT	$(4,256)	$12,627	$8,371	$26,570	$4,442	$31,012

TPGI share of EBDT (1)	$(1,971)	$5,785	$3,814	$12,289	$2,054	$14,343

EBDT per share – basic			$0.27			$1.00

EBDT per share – diluted			$0.27			$1.00

Weighted average common shares outstanding - basic			14,328,162			14,295,339

Weighted average common shares outstanding - diluted			14,338,810			14,301,151

(1)	Based on an interest in our operating partnership of 45.6% and 46.3% for the six months ended June 30, 2006 and 2005, respectively.

Thomas Properties Group, Inc.

Supplemental Financial Information

AFTER TAX CASH FLOW (ATCF) (Non-GAAP)

(in thousands, except share and per share data)

(unaudited)

We define ATCF as net income (loss) excluding the following items: i) deferred income tax expense (benefit); ii) minority interests; iii) non-cash charges for depreciation and amortization; iv) amortization of loan costs; v) non-cash compensation expense; vi) the adjustment to recognize rental revenues using the straight-line method; and vii) the adjustment to rental revenue to reflect the fair-market value of rents.

Management utilizes ATCF data in assessing performance of our business operations in period to period comparisons and for financial planning purposes. ATCF should be considered only as a supplement to net income as a measure of our performance. ATCF should not be used as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs. ATCF also should not be used as a supplement to or substitute for cash flow from operating activities (computed in accordance with GAAP).

Reconciliation of Net Income (Loss) to ATCF:

	For the three months ended June 30, 2006			For the three months ended June 30, 2005
	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata
Net (loss) income	$(984)	$—	$(984)	$6,066	$—	$6,066
Deferred income tax (benefit) expense	(652)	—	(652)	4,404	—	4,404
Minority interests	(1,973)	—	(1,973)	12,134	—	12,134
Depreciation and amortization	3,300	6,269	9,569	3,110	2,666	5,776
Amortization of deferred loan costs	89	318	407	176	176	352
Non-cash compensation expense	2,029	—	2,029	131	—	131
Straight-line rent adjustments	1,423	(834)	589	1,195	(402)	793
Fair market value of rent adjustments	(167)	(27)	(194)	(41)	(36)	(77)

ATCF	$3,065	$5,726	$8,791	$27,175	$2,404	$29,579

TPGI share of ATCF (1)	$1,389	$2,594	$3,983	$12,568	$1,112	$13,680

ATCF per share – basic			$0.28			$0.96

ATCF per share – diluted			$0.28			$0.96

Weighted average common shares outstanding - basic			14,332,397			14,297,909

Weighted average common shares outstanding - diluted			14,347,971			14,301,017

(1)	Based on an interest in our operating partnership of 45.3% and 46.3% for the three months ended June 30, 2006 and 2005, respectively.

Thomas Properties Group, Inc.

Supplemental Financial Information

AFTER TAX CASH FLOW (ATCF) (Non-GAAP) – continued

(in thousands, except share and per share data)

(unaudited)

	For the six months ended June 30, 2006			For the six months ended June 30, 2005
	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata
Net loss	$(3,189)	$—	$(3,189)	$5,290	$—	$5,290
Deferred income tax (benefit) expense	(2,081)	—	(2,081)	3,879	—	3,879
Minority interests	(5,652)	—	(5,652)	10,623	—	10,623
Depreciation and amortization	6,405	12,017	18,422	6,427	4,119	10,546
Amortization of deferred loan costs	261	610	871	351	323	674
Non-cash compensation expense	2,174	—	2,174	263	—	263
Straight-line rent adjustments	2,752	(1,530)	1,222	2,371	(774)	1,597
Fair market value of rent adjustments	(236)	(3)	(239)	(150)	(120)	(270)

ATCF	$434	$11,094	$11,528	$29,054	$3,548	$32,602

TPGI share of ATCF (1)	$169	$5,083	$5,252	$13,438	$1,641	$15,079

ATCF per share – basic			$0.37			$1.05

ATCF per share – diluted			$0.37			$1.05

Weighted average common shares outstanding - basic			14,328,162			14,295,339

Weighted average common shares outstanding - diluted			14,338,810			14,301,151

(1)	Based on an interest in our operating partnership of 45.6% and 46.3% for the six months ended June 30, 2006 and 2005, respectively.

Thomas Properties Group, Inc.

Supplemental Financial Information

INVESTMENT ADVISORY, MANAGEMENT, LEASING AND DEVELOPMENT SERVICES

(in thousands)

	Three months ended June 30,		Six months ended June 30,
	2006	2005	2006	2005
Property management, leasing, and development services fees	$6,308	$3,610	$10,273	$6,235
Investment advisory fee:
Asset management fees	1,133	766	2,220	1,440
Acquisition and disposition fees	1,475	(216)	1,475	933

Total gross fee revenues	8,916	4,160	13,968	8,608

Elimination of intercompany fee revenues	(2,381)	(1,466)	(3,846)	(2,918)

Total net fee revenues	$6,535	$2,694	$10,122	$5,690

Thomas Properties Group, Inc.

Supplemental Financial Information

PORTFOLIO DATA (as of June 30, 2006)

Our Ownership Properties

Consolidated properties:	Location	TPGI Percentage Interest		Year Built/ Renovated	Rentable Square Feet (1)	Percent Leased (2)	Estimated Year Stabilized (3)	Estimated Stabilized Net Operating Income (NOI) (4)		Expected Capital Expenditures to Complete Stabilization (5)		Loan Balance
One Commerce Square	Philadelphia, PA	89.0	%(6)	1987	942,866	94.1%	N/A	$13,293,000			N/A	$130,000,000
Two Commerce Square	Philadelphia, PA	89.0	(6)	1992	953,276	99.3	N/A	14,479,000	(7)		N/A	163,434,000

Total/Weighted Average:					1,896,142	96.7%		$27,772,000				$293,434,000

Unconsolidated properties:
2121 Market Street (8)	Philadelphia, PA	50.0%		2001	20,835	100.0%	N/A	$2,054,000		$	N/A	$19,534,000
Reflections I	Reston, VA	25.0		2000	123,546	100.0	N/A	2,876,000			N/A	23,033,000
Reflections II	Reston, VA	25.0		1984/2001	64,253	100.0	N/A	1,652,000			N/A	9,597,000
2500 City West	Houston, TX	25.0		1982	578,284	88.4	N/A	7,124,000			N/A	70,000,000
City National Plaza	Los Angeles, CA	21.3		1972-1973	2,639,373	61.8	2009	58,570,000			154,776,000	316,449,000
Four Falls Corporate Center	Conshohocken, PA	25.0		1987	253,985	90.6	2008	4,754,000			6,129,000	50,067,000
Oak Hill Plaza	Wayne/King of Prussia, PA	25.0		1982	164,360	80.0	2009	2,501,000			1,620,000	40,700,000
Walnut Hill Plaza	Wayne/King of Prussia, PA	25.0		1986	150,573	60.5	2009	2,043,000			4,230,000	(9)
San Felipe Plaza	Houston, TX	25.0		1984	980,472	86.9	2007	11,992,000			12,201,000	101,500,000
Brookhollow Central I, II and III	Houston, TX	25.0		1972/1979/1981	804,181	59.3	2009	8,087,000			34,185,000	53,000,000
Intercontinental Center	Houston, TX	25.0		1983	196,895	88.5	2007	1,578,000			3,877,000	(10)
2101 City West Place	Houston, TX	25.0		1993/1998/2001	1,473,020	82.6	2008	21,045,000			10,695,000	203,400,000

Total/Weighted Average:					7,449,777	74.2%		$124,276,000			$227,713,000	$887,280,000

(1)	Square footage for both on-site and off-site parking is excluded. Total portfolio square footage includes office properties and mixed-use space (including retail), but excludes 168 apartment units at 2121 Market Street. Some of the properties have been re-measured in accordance with Building Owners and Managers Association (BOMA) 1996 standards, and the rentable area for these properties reflects the BOMA 1996 measurement guidelines. For the other properties, the rentable area is calculated consistent with leases in place on the property and local market conventions.
(2)	Percent leased represents the sum of the square footage of the signed leases as a percentage of rentable area described in (1) above.
(3)	For properties under renovation, represents the year in which stabilization, or 93% occupancy, is expected to occur.
(4)	For properties stabilized as of June 30, 2006, estimated stabilized net operating income (NOI) represents the expected annualized NOI as of June 30, 2006. For properties expected to become stabilized in future years, estimated stabilized NOI represents the sum of i) the annualized straight-line rent under existing leases which will be in place in the year the properties are stabilized, calculated as if the leases began in the year of stabilization; ii) the annualized expected straight-line market rent for the remaining space (up to the stabilized occupancy percentage); and iii) estimated parking and other income, less estimated operating expenses.
(5)	For properties under renovation, represents the capital expenditures, including tenant improvements and leasing commissions, expected to be spent to complete the stabilization of the property.
(6)	TPGI has an option to purchase the remaining 11% interests in One Commerce Square and Two Commerce Square for a maximum price of $4 million.
(7)	A major lease at Two Commerce Square which expires in 2008 and 2009 is at rates that are above market rates. The estimated stabilized NOI above does not include the over-market rental amount. The estimated present value of the over-market rent as of June 30, 2006 is approximately $27,134,000.
(8)	The information presented for 2121 Market Street represents the information for two retail/office tenants only, and excludes the 168 residential units.
(9)	The loan balance for this property is included with Oak Hill Plaza.
(10)	The loan balance for this property is included with Brookhollow Central I, II and III.

Thomas Properties Group, Inc.

Supplemental Financial Information

PORTFOLIO DATA (as of June 30, 2006) - continued

Our Development Properties

Development Properties	Location	TPGI Percentage Interest	Number of Acres		Potential Property Types	Potential Square Feet Upon Completion/ Development		Book Value	Encumbrances
Four Points Centre	Austin, TX	100%	259.8	(1)	Office/R&D/Hotel/Retail	1,660,000	(2)	$15,883,000	$4,000,000
The Murano	Philadelphia, PA	100	1.1		Residential	576,000	(3)	13,576,000	—
2101 Market Street	Philadelphia, PA	100	0.7		Residential/ Office/Retail	391,000	(3)	4,716,000	—
Campus El Segundo	El Segundo, CA	100	46.5		Office/Retail/R&D/Hotel	2,175,000	(4)	39,310,000	19,500,000
2500 City West land	Houston, TX	25	6.3		Residential/ Office/Retail	500,000		6,710,000	—
CityWestPlace land	Houston, TX	25	24.0		Residential/ Office/Retail	1,000,000		20,020,000	—

Total			338.4			6,302,000		$100,215,000	$23,500,000

(1)	Includes 182 acres designated as a habitat preserve.
(2)	The property will support the development of 280,000 square feet of office space, 230,000 square feet of retail space, 900,000 square feet of office and research and development space, and a 250,000 square feet (approximately 250 rooms) hotel.
(3)	TPGI has commenced development of the Murano, a 302-unit high-rise residential condominium project. The development is owned by a joint venture between TPGI and P&A Associates. Subsequent to June 30, 2006, TPGI contributed land from this site to the joint venture.
(4)	We have entitled Campus El Segundo for a 2,175,000 square foot mixed-use project with commercial, retail and community serving components. Approximately 19.1 acres of this property is currently classified as held for sale; the City of El Segundo will purchase approximately 5 acres for a purchase price of $4.9 million for development of a recreational field, and TPGI is currently marketing 14.1 acres for sale to a third party.

Thomas Properties Group, Inc.

Supplemental Financial Information

PORTFOLIO DATA (as of June 30, 2006) - continued

Our Managed Properties

Managed Properties	Location	Year Built/Renovated	Rentable Square Feet	Percent Leased
800 South Hope Street	Los Angeles, CA	1985/2000	242,176	90.1%
Valencia Town Center	Valencia, CA	1996-2001	393,626	99.4
Pacific Financial Plaza	Newport Beach, CA	1982/1993	279,474	100.0
1835 Market Street	Philadelphia, PA	1987	686,503	91.6
CalEPA Headquarters	Sacramento, CA	2000	950,939	100.0

Total/Weighted Average			2,552,718	96.7%

Thomas Properties Group, Inc.

Supplemental Financial Information

DEBT SUMMARY

(in thousands)

A summary of our outstanding consolidated debt as of June 30, 2006 is as follows:

	Interest rate	Outstanding debt	Maturity date
Secured debt
One Commerce Square mortgage loan (1)	5.7%	$130,000	1/6/16
Two Commerce Square:
Mortgage loan (2)	6.3	117,319	5/09/13
Senior mezzanine loan (3) (4)	17.4	42,097	1/09/10
Junior A mezzanine loan (3) (5)	15.0	4,018	1/09/10
Campus El Segundo mortgage loan (6)	Prime Rate or LIBOR + 2.25	19,500	10/10/07
Four Points Centre mortgage loan (7)	Prime Rate	4,000	8/28/06

Total secured debt		$316,934

Unsecured debt
Former minority partner (8)	5.0%	$3,900	10/12/09

(1)	The mortgage loan is subject to interest only payments for the first five years, and thereafter, principal and interest payments are due based on a thirty-year amortization schedule. The loan is subject to yield maintenance payments for any prepayments prior to October 2015, and beginning January 2009, may be defeased.
(2)	The mortgage loan may be defeased, and beginning February 2012, may be prepaid.
(3)	These loans are guaranteed by Mr. Thomas up to an aggregate maximum of $7,500,000. We have agreed to indemnify Mr. Thomas in the event his guarantees are called upon.
(4)	The senior mezzanine loan bears interest at a rate such that the weighted average of the rate on this loan and the rate on the mortgage loan secured by Two Commerce Square equals 9.2% per annum. The effective interest rate on this loan as of June 30, 2006 was 17.4% per annum. The loan may not be prepaid prior to August 9, 2009, and thereafter is subject to yield maintenance payments unless the loan is prepaid within 60 days of maturity. The loan is secured by our ownership interest in the real estate entities that own Two Commerce Square.
(5)	Interest at a rate of 10% per annum is payable currently, and additional interest of 5% per annum is deferred until maturity. The loan is subject to the greater of 3% of the principal amount or a yield maintenance premium for any prepayments. The loan is secured by our ownership interest in the real estate entities that own Two Commerce Square.
(6)	The weighted average interest rate as of June 30, 2006 was 7.33% per annum.
(7)	The prime rate as of June 30, 2006 was 8.25% per annum.
(8)	The loan is due to our former minority partner in TPG-El Segundo Partners, LLC. Principal and interest are due at maturity.

Thomas Properties Group, Inc.

Supplemental Financial Information

DEBT SUMMARY – continued

(in thousands)

As of June 30, 2006, our company had investments in entities owning unconsolidated properties with stated ownership percentages ranging from 21.3% to 50.0%. We do not have control of these entities, and none of the entities are considered variable interest entities. Therefore, we account for them using the equity method of accounting. The table below summarizes the outstanding debt for the unconsolidated properties as of June 30, 2006:

	Interest Rate		Principal Amount	Maturity Date	TPGI Share of Principal Amount
City National Plaza (1)
Senior mortgage loan (2)	LIBOR + 1.75%		$200,000	7/11/06	$42,684
Senior mezzanine loan (2)	LIBOR + 4.50		91,449	7/11/06	19,517
Junior mezzanine loan	LIBOR + 6.15		25,000	7/11/06	5,335
San Felipe Plaza senior mortgage loan	5.28		101,500	8/11/10	25,375
2500 City West senior mortgage loan	5.28		70,000	8/11/10	17,500
Brookhollow Central I, II and III / Intercontinental Center senior mortgage loan (3)	LIBOR + 2.25		53,000	8/9/07	13,250
2121 Market Street (4)	6.10		19,534	8/1/33	9,767
Four Falls Corporate Center
Note A	5.31		42,200	3/6/10	10,550
Note B (3) (5)	LIBOR + 3.25	(6)	7,867	3/6/10	1,967
Oak Hill Plaza/Walnut Hill Plaza
Note A	5.31		35,300	3/6/10	8,825
Note B (3) (5)	LIBOR + 3.25	(6)	5,400	3/6/10	1,350
CityWestPlace
Senior mortgage loan	6.16		121,000	6/6/16	30,250
Senior mortgage loan (3)	LIBOR + 1.25		82,400	6/1/08	20,600
Reflections I	5.23		23,033	4/1/15	5,758
Reflections II	5.22		9,597	4/1/15	2,399

			$887,280		$215,127

(1)	The joint venture that owns this property had purchased interest rate cap agreements for the outstanding City National Plaza loans. In July 2006, the joint venture refinanced these loans. The new $420.0 million senior mortgage loan and $30.0 million senior mezzanine loan bear interest at LIBOR plus 1.35%. The new junior mezzanine loan bears interest at LIBOR plus 3.70%, with borrowings up to $130.0 million. The loans mature on July 17, 2008.
(2)	The mortgage and senior mezzanine loans are subject to exit fees equal to .25% and .5%, respectively, of the loan amounts, however, under certain circumstances the exit fees will be waived.
(3)	The joint venture that owns these properties has purchased interest rate cap agreements for these loans.
(4)	The 2121 Market Street mortgage loan is prepayable without penalty after May 1, 2013, at which date the outstanding principal amount of this debt will be approximately $17.2 million. The interest rate will increase to the greater of 8.1% or the treasury rate plus 2.0% on August 1, 2013. Any amounts over the initial interest rate may be deferred to the extent excess cash is not available to make such payments. Provided there is no deferred interest, the loan balance will be fully amortized on August 1, 2033, the maturity date of the loan.
(5)	These loans are subject to exit fees equal to 1% of the loan amounts, however, under certain circumstances the exit fees will be waived.
(6)	These loans bear interest at the greater of the one month LIBOR or 2.25%, plus the applicable margin. As of June 30, 2006, one month LIBOR exceeded 2.25%.

Thomas Properties Group, Inc.

Supplemental Financial Information

CAPITAL STRUCTURE

(in thousands, except share data)

The following is the capital structure of TPGI as of June 30, 2006:

		Aggregate Principal
Debt
Mortgage loans		$270,819
Other secured and unsecured loans		50,015

Total consolidated debt		320,834
Company share of unconsolidated debt		215,127

Total combined debt		$535,961

	Shares/Units Outstanding	Market Value (1)
Equity
Common stock	14,418,261	$169,559
Operating partnership units	17,396,669	204,585

Total common equity	31,814,930	$374,144

Total consolidated market capitalization		$694,978

Total combined market capitalization (2)		$910,105

(1)	Based on the closing price of $11.76 per share on June 30, 2006.
(2)	Includes TPGI’s share of debt of unconsolidated real estate entities.

Thomas Properties Group, Inc.

Supplemental Financial Information

OTHER INFORMATION

Principal Corporate Office

Thomas Properties Group, Inc.

515 South Flower Street

Sixth Floor

Los Angeles, CA 90071

Phone: (213) 613-1900

Fax: (213) 633-4760

www.tpgre.com

The information contained on our website is not incorporated herein by reference and does not constitute a part of this supplemental financial information.

Investor Relations	Transfer Agent and Registrar	Stock Market Listing

Diana M. Laing	Computershare Trust Company	Nasdaq: TPGI
Chief Financial Officer	P.O. Box 43023
515 South Flower Street	Providence, RI 02940-3023
Sixth Floor	Phone: (781) 575-2879
Los Angeles, CA 90071
Phone: (213) 613-1900
E-mail:dlaing@tpgre.com

Board of Directors and Executive Officers

James A. Thomas	Chairman, President and CEO
Randall L. Scott	Executive Vice President, Director
John R. Sischo	Executive Vice President, Director
Thomas S. Ricci	Executive Vice President
Diana M. Laing	Chief Financial Officer and Secretary
Robert D. Morgan	Vice President, Accounting and Administration
R. Bruce Andrews	Director
Edward D. Fox	Director
John L. Goolbsy	Director
Winston H. Hickox	Director